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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-35624,333-62082) of i3 Mobile, Inc. of our report dated January 27, 2003, except for Note 1 and Note 15, which are dated March 27, 2003, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Stamford, CT
April 4, 2003

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